Exhibit 24


                         ANHEUSER-BUSCH COMPANIES, INC.
                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August
A. Busch III, W. Randolph Baker, JoBeth G. Brown and William J. Kimmins, Jr., and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the proposed registration under said Act pursuant to a Registration Statement on Form S-3 of the debt securities of the Company in a principal amount not to exceed $1,000,000,000; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said proposed Registration Statement.

         IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of June 27, 2001.

       /s/ AUGUST A. BUSCH III                     /s/ W. RANDOLPH BAKER
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         August A. Busch III                         W. Randolph Baker
        Chairman of the Board                       Vice President and
            and President                         Chief Financial Officer
    (Principal Executive Officer)              (Principal Financial Officer)

          /s/ JOHN F. KELLY                        /s/ BERNARD A. EDISON
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            John F. Kelly                            Bernard A. Edison
    Vice President and Controller                        Director
   (Principal Accounting Officer)

       /s/ CARLOS FERNANDEZ G.                       /s/ JOHN E. JACOB
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         Carlos Fernandez G.                           John E. Jacob
              Director                                   Director

         /s/ JAMES R. JONES                        /s/ CHARLES F. KNIGHT
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           James R. Jones                            Charles F. Knight
              Director                                   Director

                                                   /s/ VILMA S. MARTINEZ
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        Vernon R. Loucks, Jr.                        Vilma S. Martinez
              Director                                   Director

        /s/ JAMES B. ORTHWEIN                    /s/ WILLIAM PORTER PAYNE
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          James B. Orthwein                        William Porter Payne
              Director                                   Director

         /s/ JOYCE M. ROCHE                        /s/ PATRICK T. STOKES
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           Joyce M. Roche                            Patrick T. Stokes
              Director                                   Director

        /s/ ANDREW C. TAYLOR                     /s/ DOUGLAS A. WARNER III
---------------------------------------     ------------------------------------
          Andrew C. Taylor                         Douglas A. Warner III
              Director                                   Director

     /s/ EDWARD E. WHITACRE, JR.
---------------------------------------
       Edward E. Whitacre, Jr.
              Director